U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549





FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 26, 2001


AVANI INTERNATIONAL GROUP INC.
(Name of Small Business Issuer in its charter)


Nevada                      000-23319                  88-0367866
(State of                Commission File No.        (I.R.S. Employer
Incorporation)                                        I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)         V3K 6V2
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number 604-525-2386.


Item 5. Other Events.
On July 27, 2001, the Registrant effected a 10 for 1 reverse split of its issued and outstanding shares of common stock, $.001 par value, and correspondingly reduced its authorized shares of common stock, $.001 par value, on a 10 for 1 basis. On July 27, 2001, the Registrant filed a Certificate of Change of its Common Stock with the Secretary of State of Nevada.

Immediately prior to effective date of such change the Registrant had 20,400,514 and 100,000,000 issued and outstanding common shares and authorized common shares, respectively. Immediately after the effective date of such change, the Registrant had 2,040,719 and 10,000,000 issued and outstanding common shares and authorized common shares, respectively.

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Item 7. Financial Statements and Exhibits.
(c). Exhibits

    Exhibit Number                Description
    -------------------                -------------
      3.(1)                       Certificate of Change

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.


                                       July 30, 2001

/s/ Dennis Robinson
-------------------
Dennis Robinson
Treasurer and
Chief Accounting Officer


                          EXHIBIT INDEX

     Exhibit Number                Description
  -------------------             --------------
         3.(i)                   Certificate of Change






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EXHIBIT 3.(i)

                              CERTIFICATE OF CHANGE
                                 OF COMMON STOCK
                                       OF
                         AVANI INTERNATIONAL GROUP, INC.

Pursuant to NRS 78.207 and 78.209, Avani International Group, Inc. ("Company"), effective upon filing of this certificate with the Secretary of State of Nevada ("Effective Date), reduces its authorized shares of common stock, $.001 par value, and correspondingly reduces its issued and outstanding shares of common stock, $.001 par value, both on a 10 for 1 basis, as provided herein.

1. The number of shares of common stock, $.001 par value, authorized of the Company immediately prior to the Effective Date is 100,000,000. The number of shares of common stock, $.001 par value, authorized of the Company immediately after the Effective Date is 10,000,000.

2. Subject to paragraph 4 below, each ten (10) shares of common stock, $.001 par value, of the Company issued and outstanding immediately prior to the Effective Date will be reduced to one (1) share of common stock of the Company immediately after the Effective Date. The number of shares of common stock, $.001 par value, issued and outstanding of the Company immediately prior to the Effective Date is 20,400,514. The number of shares of common stock, $.001 par value, issued and outstanding of the Company immediately after the Effective Date is 2,040,179. No change is made to the par value of common stock.

3. All fractional shares resulting from the change described in paragraph 2 above shall be rounded up to the next whole share of common stock. No money or scrip will be paid to any shareholder for fractional shares.

4. No change or alteration in the preference or any relative or other right of any other class or series of outstanding shares of capital stock of the Company will occur as a result of the change described in paragraph 2 above. Pursuant to NRS 78.207, no shareholder approval is required for the change described herein.

5. The change described herein will be effective upon filing this certificate with the Secretary of State of Nevada.

Executed this the 27th day of July 2001.

Avani International Group, Inc.               Signed before me in both instances
                                                this the 27th day of July, 2001.

/s/ Dennis Robinson                           /s/ Ronald Patton
Dennis Robinson                               Barrister and Solicitor
Vice President                                Maitland and Company
                                              6700-825 Howe Street
                                              Vancouver, BC

/s/ Dennis Robinson
Dennis Robinson
Secretary.


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